UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road	8550
Princeton Junction, New Jersey	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors of Mistras Group, Inc. (the “Company”) awarded restricted stock units (“RSUs”) to certain named executive officers as incentives to retain the executives. The RSUs vest 100% on October 20, 2018. The RSUs granted to the named executive officers are as follows:

Name	Number of RSUs
Jonathan Wolk	17,500
Michael Lange	17,500
Dennis Bertolotti	20,500
Michael C. Keefe	14,000

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its 2015 annual shareholders meeting on October 20, 2015. Shareholders elected the seven nominees to the Board of Directors for one-year terms, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016 and approved the Company’s executive compensation program. These were the only matters voted upon at the meeting. The voting results are as follows.

1.  The seven nominees for election to the Board of Directors were elected based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-votes
Nicholas DeBenedictis	24,021,966	1,301,755	1,478,246
James Forese	25,151,706	172,015	1,478,246
Richard Glanton	24,316,264	1,007,457	1,478,246
Michael Lange	25,154,186	169,535	1,478,246
Manuel Stamatakis	25,026,198	297,523	1,478,246
Sotirios Vahaviolos	25,123,643	200,078	1,478,246
W. Curtis Weldon	24,393,994	929,727	1,478,246

2.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015 was ratified based upon the following votes:

Number of Votes
Votes for ratification	26,771,967
Votes against	30,000
Abstentions	–

There were no broker non-votes for this item.

3. The Company’s executive compensation program was approved on an advisory basis based upon the following votes:

Number of Votes
Votes for approval	23,230,011
Votes against	2,086,796
Abstentions	6,914
Broker Non-votes	1,478,246

Item 8.01. Other Events.

On October 21, 2015, Sotirios Vahaviolos, the Company’s Chairman, Chief Executive Officer and President, distributed the attached correspondence to employees of the Company, informing them of a recently diagnosed medical condition. A copy of this correspondence is attached as Exhibit 99.1.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits. The following exhibit is furnished with this report.

99.1	Correspondence of Sotirios Vahaviolos, Chairman, Chief Executive Officer and President of Mistras Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: October 21, 2015	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Correspondence of Sotirios Vahaviolos, Chairman, Chief Executive Officer and President of Mistras Group, Inc.

2